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                              JOINT AMENDMENT TO
                         AGREEMENT TO PROVIDE INSURANCE;
                      DISBURSEMENT REQUEST AND AUTHORIZATION;
                               PROMISSORY NOTE; AND
                            LOAN AND SECURITY AGREEMENT


     This Joint Amendment to Agreement to Provide Insurance; Disbursement Request and Authorization; Promissory Note; and Loan and Security Agreement is entered into this ___ day of August, 1997, by and between PC Quote, Inc., a Delaware corporation ("PC Quote") and PICO Holdings, Inc., a California corporation ("PICO").

     WHEREAS, PC Quote and PICO are parties to those certain Agreement to Provide Insurance; Disbursement Request and Authorization; Promissory Note; and Loan and Security Agreement all entered into in connection with that certain Promissory Note dated May 5, 1997 in the amount of $1,000,000 payable to PICO (collectively, the "Definitive Agreements").

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, PC Quote and PICO hereby agree to amend the Definitive Agreements as follows:

I.   AGREEMENT TO PROVIDE INSURANCE, DATED MAY 5, 1997.

     The Agreement to Provide Insurance, dated May 5, 1997, is hereby amended to add the following sentence immediately before the signature blocks: "Grantor acknowledges that this Agreement applies to the loan made to Grantor by Lender on August ___, 1997.

II.  DISBURSEMENT REQUEST AND AUTHORIZATION, DATED MAY 5, 1997.

     The section entitled "Loan Type" of the Disbursement Request and Authorization, dated May 5, 1997 is amended to delete "$1,000,000" and insert "$2,000,000."

III. PROMISSORY NOTE, DATED MAY 5, 1997.

     The Promissory Note dated May 5, 1997 is hereby amended to delete all references to "One Million Dollars" or "$1,000,000" and insert "Two Million Dollars" or "$2,000,000," respectively.

IV.  LOAN AND SECURITY AGREEMENT, DATED MAY 5, 1997.

     The Loan and Security Agreement dated May 5, 1997 is hereby amended as follows:

     A. On page 1, in the third line of "RECITALS" delete "$1,000,000" and insert "$2,000,000."


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     B.   On page 2, in the first paragraph delete "$1,000,000" and insert
          "$2,000,000."

     C.   On page 7, add the following language at the end of Section 2.5:
          "There shall be no Facility Fee owed by Borrower to Lender in connection with Lender's $1,000,000 loan to Borrower on August __, 1997."

V. Except as expressly provided herein, all of the terms and provisions of the Definitive Agreements shall remain in full force and effect.

VI. This Joint Amendment may be executed in a multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Joint Amendment as of the date first written above.

                              PC QUOTE, INC.


                              By:
                                -------------------------------------

                              Its:
                                -------------------------------------


                              PICO HOLDINGS, INC.


                              By:
                                 ------------------------------------

                              Its:
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